Exhibit 10.1


                                CHEC RAIL INC.

                            2005 STOCK OPTION PLAN

1.    PURPOSE OF THE PLAN

1.1 The purpose of the Plan is to attract, retain and motivate persons of training experience and leadership as key service providers to the Corporation and its Subsidiaries, including their directors, officers and employees, and to advance the interests of the Corporation by providing such persons with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.    DEFINED TERMS

      Where used herein, the following terms shall have the following meanings, respectively:

2.1   "BOARD" shall mean the board of directors of the Corporation.

2.2 "CORPORATION" means CHEC Rail Inc. and includes any successor corporation thereof.

2.3 "CONSULTANT" means, in relation to the Corporation, an individual, or a company wholly-owned by individuals, who:

      (a) provides ongoing consulting services to the Corporation or an Affiliate of the Corporation under a written contract;

      (b) possesses technical, business or management expertise of value to the Corporation or an Affiliate of the Corporation;

      (c) spends a significant amount of time and attention on the business and affairs of the Corporation or an Affiliate of the Corporation; and

      (d) has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

2.4 "DIRECTORS" means directors, senior officers and Management Company Employees of the Corporation.

2.5   "ELIGIBLE PERSON" means:

      (i) any Director, Employee, Consultant or Management Company Employee of the Corporation (an "ELIGIBLE INDIVIDUAL"); or

      (ii) a corporation controlled by an Eligible Individual, the issued and outstanding voting shares of which are, and will continue to be, beneficially owned, directly or indirectly, by such Eligible Individual (an "EMPLOYEE CORPORATION").

2.6   "EMPLOYEE" means:

      (a) an individual who is considered an employee under the Income Tax Act (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

      (b) an individual who works full-time for the Corporation providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

      (c) an individual who works for the Corporation on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

2.7 "INSIDER" means any insider, as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of the Corporation, other than a person who falls within that definition solely by virtue of being a director or senior officer of a Subsidiary, and includes any associate, as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of any such insider.

2.8 "INVESTOR RELATIONS ACTIVITIES" means any activities or oral or written communications, by or on behalf of the Corporation or shareholder of the Corporation, which promotes or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

      (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation

            (i) to promote the sale of products or services of the Corporation, or

            (ii)  to raise public awareness of the Corporation,

            that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

      (b) activities or communications necessary to comply with the requirements of

            (i)   applicable Securities Laws,

            (ii) requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Corporation; or

      (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

            (i) the communication is only through the newspaper, magazine or publication, and

            (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer.

2.9 "MANAGEMENT COMPANY EMPLOYEE" means an individual employed by a Person providing management services to the Corporation, which is required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a Person engaged in Investor Relations Activities.

2.10 "MARKET PRICE" at any date in respect of the Shares means the closing sale price of such Shares on any stock exchange on the trading day immediately preceding such date. In the event that such Shares did not trade on such trading day, the Market Price shall be the average of the bid and ask prices in respect of such Shares at the close of trading on such trading day. In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion.

2.11 "OPTION" means an option to purchase Shares granted to an Eligible Person under the Plan.

2.12 "OPTION PRICE" means the price per Share at which Shares may be purchased under an Option, as the same may be adjusted from time to time in accordance with Article 8 hereof.

2.13 "OPTIONED SHARES" means the Shares issuable pursuant to an exercise of Options.

2.14 "OPTIONEE" means an Eligible Person to whom an Option has been granted and who continues to hold such Option.

2.15 "PLAN" means the CHEC Rail Inc. Employee Stock Option Plan, as the same may be further amended or varied from time to time.

2.16 "SECURITIES LAWS" means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that are applicable to the Corporation.

2.17 "SHARES" means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 8 hereof, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment.

2.18 "SUBSIDIARY" means any corporation that is a subsidiary, as such term is defined in Subsection 1(2) of the Business Corporations Act (Ontario), of the Corporation.

3.    ADMINISTRATION OF THE PLAN

3.1   The Plan shall be administered by the Board.

3.2 The Board shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the
      Plan:

      (a) to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

      (b) to interpret and construe the Plan and to determine all questions arising out of the Plan or any Option, and any such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes;

      (c)   to determine the number of Shares covered by each Option;

      (d)   to determine the Option Price of each Option;

      (e) to determine the time or times when Options will be granted and exercisable;

      (f) to determine if the Shares which are issuable on the exercise of an Option will be subject to any restrictions upon the exercise of such Option; and

      (g) to prescribe the form of the instruments relating to the grant, exercise and other terms of Options.

3.3 The Board may, in its discretion, require as conditions to the grant or exercise of any Option that the Optionee shall have:

      (a) represented, warranted and agreed in form and substance satisfactory to the Corporation that he or she is acquiring and will acquire such Option and the Shares to be issued upon the exercise thereof or, as the case may be, is acquiring such Shares, for his or her own account, for investment and not with a view to or in connection with any distribution, that he or she has had access to such information as is necessary to enable him or her to evaluate the merits and risks of such investment and that he or she is able to bear the economic risk of holding such Shares for an indefinite period;

      (b) agreed to restrictions on transfer in form and substance satisfactory to the Corporation and to an endorsement on any option agreement or certificate representing the Shares making appropriate reference to such restrictions; and

      (c) agreed to indemnify the Corporation in connection with the foregoing.

3.4 Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

4.    SHARES SUBJECT TO THE PLAN

Options may be granted in respect of authorized and unissued Shares, provided that the aggregate number of Shares reserved for issuance upon the exercise of all Options granted under the Plan, subject to any adjustment of such number pursuant to the provisions of Article 8 hereof, shall not exceed 12% of the issued and outstanding common shares of the Company from time to time. Optioned Shares in respect of which Options are not exercised shall be available for subsequent Options. No fractional Shares may be purchased or issued under the Plan.

5.    ELIGIBILITY, GRANT AND TERMS OF OPTIONS

5.1   Options may be granted to any Eligible Person in accordance with Section
      5.2 hereof.

5.2 Options may be granted by the Corporation to the extent that they are approved by the Board.

5.3 Subject as herein and otherwise specifically provided in this Article 5, the number of Shares subject to each Option, the Option Price of each Option, the expiration date of each Option, the extent to which each Option is exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option shall be determined by the Board.

5.4 Each Option granted under this Plan shall be exercisable for a maximum period of five (5) years from the date the Option is granted to the Optionee. Subject to this section 5.4, the Board shall, at the time of granting an Option, determine the time or times when an Option or a part of an Option shall be exercisable.

5.5 If, as and when any Shares have been duly purchased and paid for under the terms of an Option, such Shares shall be conclusively deemed allotted and issued as fully paid non-assessable Shares at the price paid therefor.

5.6 An Option is personal to the Optionee and is non-assignable and non-transferable (whether by operation of law or otherwise), except as provided for herein. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon an Option, the Option shall, at the election of the Corporation, cease and terminate and be of no further force or effect whatsoever.

5.7 No Options shall be granted to any Optionee if such grant could result, at any time, in the issuance to any one individual and such individual's associates, within a one-year period, of a number of Shares exceeding 5% of the issued and outstanding Shares.

5.8 The aggregate number of Options granted to Consultants shall not exceed 2% of the issued and outstanding Shares of the Corporation in any 12 month period.

5.9 The aggregate number of options granted to persons employed in Investor Relations Activities shall not exceed 2% of the issued and outstanding Shares of the Corporation in any 12 month period. Options issued to consultants providing Investor Relations services must vest in stages over 12 months with no more than 1/4 of the options vesting in any three month period.

5.10 The Corporation's shareholders must approve any Plan or grant that, together with all of the Corporation's other previously established stock option plans or grants, could result at any time in the number of Shares reserved for issuance under stock options exceeding 10% of the issued and outstanding Shares.

5.11 The Corporation represents that all Employees, Consultants or Management Company Employees who receive Options will be, at the time of grant, a bona fide Employee, Consultant or Management Company Employee, as the case may be.


For the purposes of this Section 5, the phrase "issued and outstanding Shares" excludes any Shares issued pursuant to the Plan or other stock options, stock option plans, employee stock purchase plans or other compensation or incentive mechanisms, over a preceding one-year period and "associate" means any person associated with such Insider.

6.    TERMINATION OF EMPLOYMENT, DEATH

6.1 Subject to Sections 6.2 and 6.3 hereof and to any express resolution passed by the Board with respect to an Option, an Option and all rights to purchase Shares pursuant thereto shall expire and terminate within sixty (60) days after the Optionee who holds such Option ceases to be an Eligible Person. Options granted to an Optionee who is engaged in Investor Relations Activities shall expire and terminate within thirty
      (30) days after the Optionee who holds such Option ceases to be employed to provide Investor Relations Activities.

6.2 If an Optionee dies before the expiry of an Option in accordance with the terms thereof, the Optionee's legal representative(s) may, subject to the terms of the Option and the Plan:

      (a) exercise the Option to the extent that the Optionee was entitled to do so at the date of his or her death at any time up to and including, but not after, a date one year following the date of death of the Optionee, or prior to the close of business on the expiration date of the Option, whichever is earlier; and

      (b) with the prior written consent of the Board, exercise at any time up to and including, but not after, a date one year following the date of death of the Optionee, or prior to the close of business on the expiration date of the Option, whichever is earlier, any part of the Option which was not exercisable at the time of the Optionee's death to purchase all or any of the Optioned Shares as the Board may designate but not exceeding the number of Optioned Shares the Optionee would have otherwise been entitled to purchase had the Optionee survived.

6.3 For greater certainty, Options shall not be affected by any change of employment of the Optionee or by the Optionee ceasing to be a director of the Corporation provided that the Optionee continues to be an Eligible Person.

6.4 For the purposes of this Article 6, a determination by the Corporation that an Optionee was discharged for "cause" shall be binding on the Optionee; provided, however, that such determination shall not be conclusive of the Optionee's potential entitlement to damages for the loss of the right to exercise an Option in the event that a court of competent jurisdiction ultimately determines that the discharge was without "cause".

6.5 If an Optionee has been terminated "for cause" or does not exercise his or her options in accordance with the provisions of sections 6.2 or 6.3 as the case may be, the number of options not exercised shall be added to the number of options remaining available to be granted under the Plan.

7.    EXERCISE OF OPTIONS

7.1 Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full, by cash or certified cheque, of the option Price of the Shares then being purchased. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.

7.2 Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Shares to an Optionee pursuant to the exercise of any Option shall be subject to:

      (a) completion of such registration or other qualification of such Shares or obtaining approval of such governmental or regulatory authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

      (b) the admission of such Shares to listing on any stock exchange on which the Shares may then be listed;

      (c) the receipt from the Optionee of such representations, warranties, agreements and undertakings, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction; and

      (d) the satisfaction of any conditions on exercise prescribed pursuant to Section 3.4 hereof.

      In this connection the Corporation shall, to the extent necessary, take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which the Shares are then listed.

7.3 Options shall be evidenced by a share option agreement, instrument or certificate in such form not inconsistent with this plan as the Board may from time to time determine as provided for under Subsection 3.2 (g), provided that the substance of Article 5 be included therein.

8.    CERTAIN ADJUSTMENTS

8.1 In the event of any subdivision or redivision of the Shares into a greater number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his or her Option in accordance with the terms hereof, in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such Optionee would have held as a result of such subdivision or redivision if, on the record date thereof, the Optionee had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

8.2 In the event of any consolidation of the Shares into a lesser number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his or her Option in accordance with the terms hereof, in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such Optionee would have held as a result of such consolidation if, on the record date thereof, the Optionee had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

8.3 If at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Sections 8.1 and 8.2 or, subject to the provisions of Subsection 9.2(a) hereof, the Corporation shall consolidate, merge or amalgamate with or into another corporation (the corporation resulting or continuing from such consolidation, merger or amalgamation being herein called the "Successor Corporation") or, the Corporation shall pay a stock dividend (other than any dividends in the ordinary course), the Optionee shall be entitled to receive upon the subsequent exercise of his or her Option in accordance with the terms hereof and shall accept in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, the aggregate number of shares of the appropriate class and/or other securities of the Corporation or the Successor Corporation (as the case may be) and/or other consideration from the Corporation or the Successor Corporation (as the case may be) that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change or, subject to the provisions of Subsection 9.2(a) hereof, as a result of such consolidation, merger, amalgamation, or stock dividend, if on the record date of such reclassification, reorganization, other change or stock dividend, or the effective date of such consolidation, merger or amalgamation or dividend payment, as the case may be, he or she had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

8.4 In the event the Corporation should declare and pay a special cash dividend or other distribution out of the ordinary course, a special dividend in specie on the Shares, or a stock dividend other than in the ordinary course, the Option Price of all Options outstanding on the record date of such dividend or other distribution shall be reduced by an amount equal to the cash payment or other distribution or the fair market value of the dividend in specie or stock dividend or other distribution, as determined by the Board in its sole discretion. Any such reduction in the Option Price shall be subject to regulatory approval and the Option Price shall not be less than $0.01 per Share.

9.    AMENDMENT OR DISCONTINUANCE OF THE PLAN

9.1 The Board may amend or discontinue the Plan at any time, provided, however, that no such amendment may materially and adversely affect any Option previously granted to an Optionee without the consent of the Optionee, except to the extent required by law. Any such amendment shall, if required, be subject to the prior approval of, or acceptance by, any stock exchange on which the Shares are listed and posted for trading.

9.2 Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

      (a) in the event the Corporation proposes to amalgamate, merge or consolidate with any other corporation (other than a wholly-owned Subsidiary) or to liquidate, dissolve or wind-up, or in the event an offer to purchase or repurchase the Shares of the Corporation or any part thereof shall be made to all or substantially all holders of Shares of the Corporation, the Corporation shall have the right, upon written notice thereof to each Optionee holding Options under the Plan, to permit the exercise of all such Options within the 20 day period next following the date of such notice and to determine that upon the expiration of such 20 day period, all rights of the Optionees to such Options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever;

      (b) in the event of the sale by the Corporation of all or substantially all of the assets of the Corporation as an entirety or substantially as an entirety so that the Corporation shall cease to operate as an active business, any outstanding Option may be exercised as to all or any part of the Optioned Shares in respect of which the Optionee would have been entitled to exercise the Option in accordance with the provisions of the Plan at the date of completion of any such sale at any time up to and including, but not after the earlier of: (i) the close of business on that date which is thirty (30) days following the date of completion of such sale; and (ii) the close of business on the expiration date of the Option; but the Optionee shall not be entitled to exercise the Option with respect to any other Optioned Shares;

      (c) subject to the rules of any relevant stock exchange or other regulatory authority, the Board may, by resolution, advance the date on which any Option may be exercised or extend the expiration date of any Option. The Board shall not, in the event of any such advancement or extension, be under any obligation to advance or extend the date on or by which Options may be exercised by any other Optionee; and

      (d) the Board may, by resolution, but subject to applicable regulatory requirements, decide that any of the provisions hereof concerning the effect of termination of the Optionee's employment shall not apply to any Optionee for any reason acceptable to the Board.

Notwithstanding the provisions of this Article 9, should changes be required to the Plan by any securities commission, stock exchange or other governmental or regulatory body of any jurisdiction to which the Plan or the Corporation now is or hereafter becomes subject, such changes shall be made to the Plan as are necessary to conform with such requirements and, if such changes are approved by the Board, the Plan as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form as of and from the date of its adoption by the Board.

10.   MISCELLANEOUS PROVISIONS

10.1 An Optionee shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of a certificate for Shares upon the exercise of such Option, in full or in part, and then only with respect to the Shares represented by such certificate or certificates. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

10.2 Nothing in the Plan or any Option shall confer upon an Optionee any right to continue or be re-elected as a director of the Corporation or any right to continue in the employ of the Corporation or any Subsidiary, or affect in any way the right of the Corporation or any Subsidiary to terminate his or her employment at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Subsidiary to extend the employment of any Optionee beyond the time which he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Subsidiary.

10.3 Notwithstanding Section 5.8 hereof, Options may be transferred or assigned between an Eligible Individual and the related Employee Corporation provided the assignor delivers notice to the Corporation prior to the assignment.

10.4 The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

11.   SHAREHOLDER AND REGULATORY APPROVAL

11.1 The Plan shall be subject to ratification by the shareholders of the Corporation to be effected by a resolution passed at a meeting of the shareholders of the Corporation, and to acceptance by any other relevant regulatory authority. Any Options granted prior to such ratification and acceptance shall be conditional upon such ratification and acceptance being given and no such Options may be exercised unless and until such ratification and acceptance are given.

                       RESOLUTIONS OF THE DIRECTORS OF

                                CHEC RAIL INC.

                  APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN

BE IT RESOLVED THAT:

1. the Employee Stock Option Plan (the "Plan"), a copy of which is annexed hereto, be and the same is hereby approved;

2. the granting to those Eligible Persons of the Corporation as the Directors of the Corporation may from time to time determine (the "Grantee" and collectively the "Grantees"), of options (the "Options") pursuant to the Plan to purchase an aggregate of 3,000,000 common shares of the Corporation at a price per share and on such other terms and conditions as any director or officer may approve consistent with the Plan, such approval being conclusively evidenced by the execution and delivery by such director or officer on behalf of the Corporation of Option Agreements (as hereinafter defined) to each of the Grantees, be and the same is hereby approved

3. all of the Options shall be exercisable in whole or in part at any time and from time to time prior to February 1, 2012;

4. any director or officer of the Corporation be and is hereby authorized and directed to execute under the corporate seal of the Corporation and to deliver to each of the Grantees an option agreement (the "Option Agreement") on such terms and conditions as he may determine, but in each case consistent with the terms of the Plan and this resolution, such determination to be conclusively evidenced thereby;

5. the directors of the Corporation will fix the exercise price per share at the time of issuance as the consideration for the issuance of the common shares issued pursuant to this resolution;

6. upon the exercise of an Option by a Grantee, at any time or from time to time in accordance with the Plan, the common shares in respect of which the Option is exercised shall be issued as fully paid and non-assessable and the transfer agent and registrar of the Corporation is hereby authorized and directed to issue, countersign and register a certificate or certificates representing such common shares to be issued in the names of such Grantee;

7. any one director or officer be and they are hereby delegated the authority to execute and deliver, on behalf of the Corporation and under its corporate seal or otherwise, all agreements, instruments, notices, consents, acknowledgments, certificates and other documents and do all such acts and things as such officer may consider necessary, desirable or useful for the purposes of giving effect to the foregoing resolutions or any other agreements or instruments herein referred to, including the registration, recording and filing of any agreement or instrument; and

8. these resolutions may be executed in counterparts and such counterparts together shall constitute a single instrument. Delivery of an executed counterpart of these resolutions by electronic means, including, without limitation, by facsimile transmission or by electronic delivery in portable document format (".pdf") or tagged image file format (".tif"), shall be equally effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of these resolutions by electronic means shall also deliver a manually executed counterpart hereof by mail or courier.

      THE UNDERSIGNED, being all the directors of the Corporation, hereby sign the foregoing resolution pursuant to the provisions of the Business Corporations Act (Ontario).

Dated as of the 1st day of February, 2005.


/s/ Ira Lyons
----------------
/s/ Frank Carino
----------------

                      RESOLUTIONS OF THE SHAREHOLDERS OF

                                CHEC RAIL INC.

                    APPROVAL OF THE 2005 STOCK OPTION PLAN

BE IT RESOLVED THAT:

      1. the Corporation be authorized to create an incentive stock option plan reserving for issuance that number of common shares which shall not exceed 12% of the issued and outstanding common shares of the Corporation from time to time;

      2. the directors of the Corporation be authorized to revoke the foregoing resolution without further approval of the shareholders; and

3. any one director or officer be and they are hereby delegated the authority to execute and deliver, on behalf of the Corporation and under its corporate seal or otherwise, all agreements, instruments, notices, consents, acknowledgments, certificates and other documents and do all such acts and things as such officer may consider necessary, desirable or useful for the purposes of giving effect to the foregoing resolutions or any other agreements or instruments herein referred to, including the registration, recording and filing of any agreement or instrument.

      THE UNDERSIGNED, being the sole shareholder of the Corporation, hereby signs the foregoing resolutions pursuant to the provisions of the Business Corporations Act (Ontario).

Dated as of the 1st day of February, 2005.

CANADIAN HYDROGEN ENERGY COMPANY



Per:       /s/ Frank Carino
       --------------------
       Name:   Frank Carino
       Title:  Secretary


      I have the authority to bind the corporation



      /s/ Ira Lyons
-------------------
          Ira Lyons


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